SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                 April 21, 2006


                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

         0-26694                                           93-0945003
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(Commission file number)                       (IRS employer identification no.)

            585 West 500 South, Bountiful, Utah         84010
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         (Address of principal executive offices)     (Zip code)


                                 (801) 298-3360
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              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

         On April 21, 2006, the Company entered into a Development, Distribution and Supply Agreement (the "Agreement") with Bard Access Systems, Inc. The Agreement provides for (i) BAS to provide funding for the development of a safety PEG introducer needle that meets BAS' requirements (the "BAS Product"),
(ii) BAS to receive the right to distribute the BAS Product worldwide for use in percutaneous endoscopic gastronomy applications, (iii) the Company to manufacture, package and supply BAS with the BAS Product, and (iv) a term of five years, subject to automatic renewal for successive one-year terms unless terminated by either party on 180 days notice prior to the expiration of the then effective term.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       Financial Statements of Businesses Acquired.

                  Not applicable.

         b.       Pro Forma Financial Information.

                  Not applicable.

         c.       Exhibits.

                  Number                    Description

                  10.1 Development, Distribution and Supply Agreement by and between the Company and Bard Access Systems, Inc., dated April 21, 2006 (certain portions of the agreement were omitted from the exhibit pursuant to a request for confidential treatment).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.




Date: April 21, 2006             By /s/ Jeffrey M. Soinski
                                   ---------------------------------------------
                                   Jeffrey M. Soinski
                                   President, Chief Executive Officer, Director

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